Exhibit 10.7

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Gerrit M. Steenblik
POLSINELLI PC
One East Washington Street, Suite 1200
Phoenix, AZ  85004

ROYALTY AGREEMENT

(American West Potash)

THIS ROYALTY AGREEMENT (“Royalty Agreement”), dated as of                         , 2014, is made by and between American West Potash, LLC, a Delaware limited liability company (the “Company”), and The Karlsson Group, Inc., an Arizona corporation, (“Karlsson”) (sometimes referred to collectively, as the “Parties,” and individually, as a “Party”) with reference to the following facts and intentions:

RECITALS

A.                                    The Company is a wholly-owned subsidiary of Prospect Global Resources, Inc., a Delaware corporation (“Prospect”);

B.                                    Prior to May 30, 2012, the Company acquired the land and other real property interests that are described on the attached Exhibit “A;”

C.                                    Effective as of May 30, 2012, Prospect and Karlsson entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) whereby Prospect purchased, and Karlsson sold, all of Karlsson’s limited liability company membership interests (the “Membership Interests”), representing fifty percent (50%) of the total limited liability company membership interests, in the Company and Prospect executed and delivered various documents in order to evidence and secure the obligation to pay the purchase price and other obligations;

D.                                    As partial consideration for the sale of the Membership Interests and concurrently with the execution of the Purchase Agreement, the Parties entered into an Additional Consideration Agreement (the “Original Agreement”) pursuant to which Prospect agreed to cause the Company to grant to Karlsson additional consideration for the sale, to be paid as a percentage of the Gross Sales of Authorized Minerals (as defined respectively below) from the Company’s land and other real property interests and as a percentage of royalties received by the Company from HNZ Potash, LLC, a Delaware limited liability company (“HNZ”);

E.                                     On April 15, 2013 the Parties entered into an Amendment to the Original Agreement (the “First Amendment”); and

F.                                      On or about December     , 2013 the Parties entered into the Fourth Extension Agreement (the “Extension Agreement”) with respect to the payment and performance of their obligations arising out of the Purchase Agreement by Prospect, the Company and other Affiliates (as defined below).

G.                                    Upon the terms and conditions set forth in this Royalty Agreement the parties intend to hereby to further amend the Original Agreement and First Amendment, to cause the Additional Consideration payable for the sale of the Membership Interests with respect to the AWP Area (defined below) to be paid in the form of the Royalty described below, and to cause the obligation to pay the Royalty to be recorded or filed in the public records as a Royalty Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

1.                                      Recitals Incorporated.  The foregoing Recitals are incorporated herein by reference.

2.                                      Definitions.

a.                                      “Affiliates” shall mean collectively (i) Prospect; Prospect Global Resources, Inc., a Nevada corporation; and Apache County Land & Ranch, LLC, a Nevada limited liability company; (ii) any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or any of the foregoing Affiliates; (iii) any joint venture to which the Company or any of the foregoing Affiliates is a party; and (iv) any successor or assign of the Company or any of the foregoing Affiliates, but as to clauses (iii) and (iv) solely to the extent that such joint venture, successor or assign acquires the interests of the Company or any of the other foregoing Affiliates in the Authorized Minerals.  The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

b.                                      “Authorized Minerals” shall mean all potash and rock salt naturally occurring within potash deposits which is known to exist or which is hereafter discovered to exist in and under the AWP Area (defined below) and is extracted, mined, processed or produced by underground mining, solution mining or other mining methods and sold from any or all of the lands and real property interests that are more particularly described as the AWP Area, whether now existing or hereafter developed or invented, including but not limited to any and all such minerals that are mined, extracted, processed or produced and sold from or as a result of any permit, lease or mineral lease issued in favor of the Company or any of its Affiliates by the Arizona State Land Department or by any other landowner.

c.                                       “AWP Area” means the land and other real property interests legally described on Exhibit “A” attached hereto, as such AWP Area may be modified pursuant to the provisions of Section 3.e below.

d.                                      “Gross Sales” shall mean a sum calculated based on tons of Authorized Minerals actually sold during a calendar quarter at the actual average quarterly per ton sales price received by the Company during such calendar quarter on a weighted basis, whether such sales are made pursuant to purchase orders, off-take agreements or otherwise.  In the case of sales of Authorized Minerals sold under non-arms length contracts, “Gross Sales” shall mean the fair market value of such Authorized Minerals without deduction for any costs, expenses, liabilities or obligations paid or incurred by the Company other than transportation from the point of shipment to market at the mine (but not intra-mine transportation costs).  In the event of a sale made pursuant to a long-term contract where a deposit is made, such deposit shall be treated as a Gross Sale.

e.                                       “Potash Sharing Agreement” means that certain Potash Sharing Agreement dated as of July 27, 2011, among the Company, James Marlin Gale, Evelyn W. Lucking, David Glen Spurlock, Ransom Theodore Spurlock, Robert H.W.W. Spurlock, Vincent Pride Spurlock, Nancy Elizabeth Winn (collectively, the “SL Group”), American General Life Insurance Company, a Texas corporation (“AIG”) and Pap and Pop Family Ltd., a Texas limited partnership, and 3MKJ LP, a Texas limited partnership (collectively, the “Hortenstine Group”).

3.                                      Grant of Royalty.

a.                                      In accordance with the terms and conditions of the Original Agreement as amended by the First Amendment and this Royalty Agreement the Company has granted, sold and conveyed and  by these presents does grant, sell and convey unto Karlsson (i) an undivided two percent (2%) of one hundred percent (100%) of the Gross Sales of all Authorized Minerals sold by the Company from the AWP Area plus (ii) an amount equal to twenty-five percent (25%) of all amounts received by the Company from HNZ pursuant to the Agreement dated April 23, 2012 by and between HNZ and the Company (the “HNZ Royalties”), a copy of which is attached to the Original Agreement (collectively, the “Royalty”).

b.                                      Any Royalty paid pursuant to this Royalty Agreement shall be pari passu with payment of a royalty of not more than 1% of its Gross Sales of Authorized Minerals to each of Buffalo Management LLC and Grand Haven Energy, LLC and its obligations to the SL Group, AIG and the Hortenstine Group under the Potash Sharing Agreement (collectively, the “Other Royalty Holders”).

c.                                       The Royalty shall be calculated quarterly as of the last day of March, June, September and December; provided, however, that a Royalty, if any, paid upon written off receivables shall be credited to the next calendar quarter.  Royalty payments for each preceding calendar quarter shall be paid in arrears within forty-five (45) days of the end of each of June, September, and December and within ninety (90) days of the end of each March, by the Company to Karlsson.

d.                                      The Royalty shall be paid in U.S. dollars, without demand, notice, setoff or reduction, by wire transfer in good and immediately available U.S. funds to such account or accounts as the Karlsson may from time to time designate in writing.

e.                                       The Company may, in the good faith exercise of its reasonable discretion, modify and amend its existing leases applicable to the AWP Area and release portions of the AWP Area (the “Released Areas”) from such leases and/or replace such Released Areas with other real property owned by the applicable lessors (the “Replacement Areas”) on which the Company will in the immediate future conduct mining of Authorized Minerals and in connection therewith shall add any such Replacement Areas to the AWP Area and remove any such Released Areas from the AWP Area.

f.                                        Concurrently with each quarterly payment, the Company shall cause to be provided to Karlsson (i) a quarterly statement setting forth for that quarter the finished tons of all Authorized Minerals, the Company’s Gross Sales and the HNZ Royalties received by the Company, (ii) the payments made to the Other Royalty Holders; and (iii) the calculation of the Royalty payable to Karlsson.

g.                                       In addition to the quarterly statements, within ninety (90) days after the end of each March, the Company shall provide an audited annual report of all of its operations consisting of a summary of the preceding year’s activities with respect to the AWP Area insofar as those activities are relevant to the calculation of the Royalty.

h.                                      The following events shall be deemed to be “Reportable Events:” (i) the acquisition of an interest in any land or other real property interests by the Company or any of its Affiliates; (ii) the release of any Released Areas and the acquisition of any Replacement Areas; (iii) any modification to any existing leases, licenses, permits or other agreements pertaining to Authorized Minerals, whether in the name of the Company or any of its Affiliates; and (iv) any change of an operator that is engaged in extracting, mining, processing or producing Authorized Minerals (an “Operator”).  Within thirty (30) days after each Reportable Event the Company shall provide Karlsson with a reasonable written description of the event.

i.                                          Any Royalty payment that is not paid when due shall accrue interest at an annual rate equal to the prime rate as published in the Wall Street Journal plus 5%, compounded monthly, which shall be payable on demand.

j.                                         Nothing herein shall be deemed to create any ownership interests of Karlsson in the Authorized Minerals or the AWP Area or in any other real property owned, leased, or otherwise subject to a license, permit or other agreement benefitting the Company.

4.                                      Representations and Warranties.  The Company hereby represents and warrants to Karlsson that as of the date of this Agreement (a) the Company is duly formed, validly existing and in good standing and has all requisite power and authority to enter into and perform its obligations under this Royalty Agreement; (b) the consummation of the transactions contemplated by this Royalty Agreement will not violate nor be in conflict with any provision of the Company’s certificate of formation, limited liability company agreement, or any agreement or instrument, to which the Company is a party or is bound, or any judgment, decree, order, writ, injunction, statute, rule or regulation applicable to the Company; (c) the execution, delivery and performance of this Royalty Agreement, and the transactions contemplated hereby, have been duly and validly authorized by all requisite action on the part of the Company; (d) neither the Company nor any of its Affiliates except Apache County Land & Ranch, LLC owns any land, leasehold interest, license or permit for the use of lands for the extracting, mining or processing of Authorized Minerals; (e) the Company is in compliance in all material respects with all material requirements of applicable law; and (f) each payment that the Company was required to make, on or before the date hereof, to the Arizona State Land Department with respect to the AWP Area was made in full to such agency on or before the due date applicable to such payment.

5.                                      Books and Records/Inspection.  The Company shall, and shall cause any Operator that enters into an agreement with the Company or any of its Affiliates, to permit Karlsson and any of its authorized representatives, at Karlsson’s cost and expense, to inspect the Company’s and such Operator’s financial accounting records (including without limitation, any records and data that are maintained electronically), and in conjunction with such inspection to make copies and take extracts therefrom and to discuss with the Company and such Operator the calculations of the Royalty and Gross Sales; provided, however that such inspection shall take place at reasonable times during normal business hours and not more often than once per calendar quarter.  The Company shall cause that all of its books and records and those used by any such Operator to calculate the Royalty and Gross Sales to be kept according to the U.S. generally accepted accounting principles consistently applied.  In the event that any Affiliate conducts mining operations on the AWP Area to extract, mine, process or produce and sell Authorized Minerals said Affiliate shall also comply with the terms of this Section 5.

6.                                      Other Important Terms.

a.                                      Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.a):

If to Karlsson:	The Karlsson Group, Inc. 18 Ozone Avenue Venice, CA 90291 Facsimile: 310-933-0262 Email: sevenciel@ca.rr.com Attention: Michael Stone

with a copy, which shall not constitute notice, to:	Law Offices of Richard C. Weisberg 33 Derwen Road Bala Cynwyd, PA 19004 Facsimile 215-689-1504 Email: weisberg@weisberg-law.com Attention: Mr. Richard Weisberg

If to the Company or Prospect:	Prospect Global Resources, Inc. 1621 18th Street, Suite 260 Denver, CO 80202 Facsimile: 720-294-0402 Email: DBarber@prospectGRI.com Attention: Mr. Damon Barber

with a copy, which shall not constitute notice, to:	Eisner, Kahan & Gorry, P.C. 9601 Wilshire Boulevard, Suite 700 Beverly Hills, CA 90210 Facsimile: 310-855-3201 Email: meisner@eisnerlaw.com Attention: Mr. Michael Eisner

b.                                      Construction; Representation by Counsel.  The Parties acknowledge and agree that they have been represented and advised by counsel in connection with the negotiation and preparation of this Royalty Agreement, and this Royalty Agreement shall be deemed to have been drafted jointly by the Parties, notwithstanding that one Party or the other may have performed the actual drafting hereof.  This Royalty Agreement shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against any Party, and as a whole, giving effect to all the terms, conditions and provisions hereof.  Whenever the context may require, any provisions used in this Royalty Agreement shall include the corresponding masculine, feminine, or neuter forms.

c.                                       Headings.  The headings in this Royalty Agreement are for reference only and shall not affect the interpretation of this Royalty Agreement.

d.                                      Severability.  If any provision of this Royalty Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Royalty Agreement, all of which other provisions shall remain in full force and effect.

e.                                       Merger.  This Royalty Agreement amends the Original Agreement and First Amendment, and except as otherwise provided in Section 12(b) of the Extension Agreement contains the entire agreement between the Parties with respect to the transactions contemplated hereby, and supersedes all prior negotiations, agreements, representations, warranties, commitments, whether in writing or oral.  Except as otherwise provided in Section 3.e, this Royalty Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.  In the event of a conflict between the terms and provisions of the Royalty Agreement and the terms and provisions of the Original

Agreement and First Amendment, the terms and provisions of this Royalty Agreement shall govern.

f.                                        Successors and Assigns.  This Royalty Agreement shall run with the land and be binding upon the successors and assigns of the Company as owners of any of the land or real property interests described as the AWP Area or the Replacement Areas and shall inure to the benefit of Karlsson and its successors and assigns.

g.                                       Waiver.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Royalty Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

h.                                      Governing Law; Submission to Jurisdiction.  This Royalty Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Arizona.  The Parties consent to the sole and exclusive jurisdiction and venue in the Federal or State courts in Arizona, and agree that all disputes based on or arising out of this Royalty Agreement shall only be submitted to and determined by said courts, which shall have sole and exclusive jurisdiction.

i.                                          Counterparts.  This Royalty Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Royalty Agreement as of the date first set forth above.

THE COMPANY:

AMERICAN WEST POTASH, LLC,
a Delaware limited liability company

By:
Name:
Title

State of California	)
) SS.
County of Los Angeles	)

On                           , 2014 before me,                                                                                                              personally appeared                                                                                       who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

KARLSSON:

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:
Name:
Title:

State of California	)
) SS.
County of Los Angeles	)

On                                 , 2014 before me,                                                                                                                personally appeared                                                           who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT A

(Legal Description)

PART I (Fee Lands)

Parcel No. 1:

All right, title or interest to minerals located in Sections 25, 27, 29, 31, 33 and 35, in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 2:

All right, title or interest to minerals located in Sections 30 and 34 in Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

Parcel No. 3:

All right, title or interest to minerals located in Section 32, Township 17 North, Range 25 East of the Gila and Salt River Base and Meridian, Apache County, Arizona.

EXCEPT the Northwest quarter of the Northwest quarter thereof.

EXCEPT for any title or rights to petrified wood, artifacts and fossils assigned in instrument recorded December 28, 2010, in Document No. 2010-007258, Official Records of Apache County, Arizona.

PART II (Mineral Leases)

Lessors	Lessee	Date of Lease	TS	R	Sections (all – except where noted)	Recorded Lease Mem. Doc. No. (Apache County)
James Gale; Evelyn Lucking; David Spurlock; Ransom Spurlock; Robert Spurlock; Vincent Spurlock; Nancy Winn	American West Potash, LLC	7/27/2011	17N	25E	1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23	2011-005754

			17N	26E	1, 3, 5, 7, 9, 11, 13, 15, 17, 19, 21, 23, 25, 27, 29, 31, 33, 35

			18N	26E	1, 3, 9, 11, 13, 15, 21, 23, 25, 27, 29 (SE/4 — 160 ac), 31, 33, 34 (SW/4 of NW/4 — 40 ac), 35

			19N	26E	13, 21, 23, 25, 27, 33, 35

			20N	26E	21 (S/2 — 320 ac), 22 (S/2 — 320 ac), 23 (S of railroad — 375), 27 (N of railroad — 50 ac), 28 (NE/4, E/2 of NW/4, NE/4 of SW/4 — 280 ac), 29 (S of I-40 — 440 ac), 31, 33 (W of Rio Puerco — 69 ac)

PAP & Pop Family Ltd; 3MKJ, LP	American West Potash, LLC	7/27/2011	18N	25E	All of Sections 1, 3, 5, 9, 11, 13, 15, 17, 21, 23, 25, 27, 29, 33 and 35	2011-005753

			19N	25E

All of sections 13, 23, 25, 27, 33 and 35, together with those portions of sections 1, 11, 15 and 21 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific

Lessors	Lessee	Date of Lease	TS	R	Sections (all – except where noted)	Recorded Lease Mem. Doc. No. (Apache County)
Railroad together with the west half of the southwest quarter and the south half of the northwest quarter of Section 12

			18N	26E	All of sections 5, 7, 17 and 19, together with the north half and the southwest quarter of section 29

			19N	26E	All of sections 3, 5, 7, 9, 11, 15, 17, 19, 29 and 31

			20N	26E

All of Section 35 together with that portion of section 33 lying south and east of the thread of the stream of the Rio Puerco of the West and lying south of the southern limit of the right-of-way of the Atlantic and Pacific Railroad

PART III (Permitted Lands)

Arizona State Land Department Mineral Exploration Permit No.	Section
08-113470	17N 25E 32
08-113908	17N 26E 34
08-113909	17N 26E 24
08-113910	17N 26E 26
08-114001	19N 26E 34
08-114002	19N 26E 28
08-114003	19N 26E 26
08-114004	19N 26E 24
08-114005	19N 26E 22
08-114006	19N 26E 14
08-114007	19N 26E 12
08-114008	19N 26E 10
08-114009	19N 26E 04
08-114010	19N 26E 02
08-114119	18N 26E 10
08-114124	18N 26E 22
08-114127	18N 26E 28
08-114128	18N 26E 36
08-114129	18N 26E 34
08-114130	17N 26E 04
08-114132	18N 26E 02
08-114077	17N 26E 30
08-114078	17N 26E 20
08-114086	18N 26E 26
08-114155	17N 26E 18
08-114164	18N 26E 24
08-114188	17N 26E 08
08-114198	18N 26E 14
08-114199	18N 26E 16
08-114206	17N 26E 06
08-114208	17N 26E 16
08-114265	18N 27E 32
08-114274	18N 26E 32
08-114275	18N 25E 36
08-114502	16N 25E 02
08-115057	18N 27E 28
08-115060	18N 27E 20
08-115061	18N 27E 22

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

Gerrit M. Steenblik
POLSINELLI PC
One East Washington Street, Suite 1200
Phoenix, AZ  85004

ROYALTY AGREEMENT

(Apache County Land & Ranch)

THIS ROYALTY AGREEMENT (“Royalty Agreement”), dated as of                         , 2014, is made by and between Apache County Land & Ranch, LLC, a Nevada limited liability company (the “Company”), and The Karlsson Group, Inc., an Arizona corporation, (“Karlsson”) (sometimes referred to collectively, as the “Parties,” and individually, as a “Party”) with reference to the following facts and intentions:

RECITALS

H.                                   The Company is a wholly-owned subsidiary of Prospect Global Resources, Inc., a Delaware corporation (“Prospect”);

I.                                        The Company owns the land and other real property interests that are described on the attached Exhibit “A;”

J.                                        Effective as of May 30, 2012, Prospect and Karlsson entered into that certain Membership Interest Purchase Agreement (the “Purchase Agreement”) whereby Prospect purchased, and Karlsson sold, all of Karlsson’s limited liability company membership interests (the “Membership Interests”), representing fifty percent (50%) of the total limited liability company membership interests, in American West Potash, LLC, a Delaware limited liability company (“AWP”) and Prospect executed and delivered various documents in order to evidence and secure the obligation to pay the purchase price and other obligations;

K.                                   As partial consideration for the sale of the Membership Interests and concurrently with the execution of the Purchase Agreement, AWP and Karlsson entered into an Additional Consideration Agreement (the “Original Agreement”) pursuant to which Prospect agreed to cause the Company to grant to Karlsson additional consideration for the sale, to be paid as a percentage of the Gross Sales of Authorized Minerals (as defined respectively below) from AWP’s land and other real property interests and as a percentage of royalties received by the AWP from HNZ Potash, LLC, a Delaware limited liability company (“HNZ”);

L.                                     On April 15, 2013, AWP, Karlsson and the Company entered into an Amendment to the Original Agreement pursuant to which the Company agreed that the additional consideration for the sale would also be paid as a percentage of the Gross Sales of Authorized

Minerals (as defined respectively below) from the Apache Lands as defined below (the “First Amendment”); and

M.                                 On or about December     , 2013 the Parties entered into the Fourth Extension Agreement (the “Extension Agreement”) with respect to the payment and performance of their obligations arising out of the Purchase Agreement by Prospect, the Company and other Affiliates (as defined below).

N.                                    Upon the terms and conditions set forth in this Royalty Agreement the parties intend to hereby to further amend the Original Agreement and First Amendment, to cause the Additional Consideration payable for the sale of the Membership Interests with respect to the Apache Lands to be paid in the form of the Royalty described below, and to cause the Company’s obligation to pay the Royalty to be recorded or filed in the public records as a Royalty Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

7.                                      Recitals Incorporated.  The foregoing Recitals are incorporated herein by reference.

8.                                      Definitions.

a.                                      “Affiliates” shall mean collectively (i) Prospect, AWP and Prospect Global Resources, Inc., a Nevada corporation; (ii) any other person or entity that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company or any of the foregoing Affiliates; (iii) any joint venture to which the Company or any of the foregoing Affiliates is a party; and (iv) any successor or assign of the Company or any of the foregoing Affiliates, but as to clauses (iii) and (iv) solely to the extent that such joint venture, successor or assign acquires the interests of the Company or any of the other foregoing Affiliates in the Authorized Minerals.  The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

b.                                      “Authorized Minerals” shall mean all potash and rock salt naturally occurring within potash deposits which is known to exist or which is hereafter discovered to exist in and under the Apache Lands (defined below) and is extracted, mined, processed or produced by underground mining, solution mining or other mining methods and sold from the lands and real property interests that are more particularly described as the Apache Lands, whether now existing or hereafter developed or invented, including but not limited to any and all such minerals that are mined, extracted, processed or produced and sold from or as a result of any permit, lease or mineral lease issued in favor of the Company or any of its Affiliates by the Arizona State Land Department or by any other landowner.

c.                                       “Apache Lands” means the land and other real property interests legally described on Exhibit “A” attached hereto, as such Apache Lands may be modified pursuant to the provisions of Section 3.e below.

d.                                      “Gross Sales” shall mean a sum calculated based on tons of Authorized Minerals actually sold during a calendar quarter at the actual average quarterly per ton sales price received by the Company during such calendar quarter on a weighted basis, whether such sales are made pursuant to purchase orders, off-take agreements or otherwise.  In the case of sales of Authorized Minerals sold under non-arms length contracts, “Gross Sales” shall mean the fair market value of such Authorized Minerals without deduction for any costs, expenses, liabilities or obligations paid or incurred by the Company other than transportation from the point of shipment to market at the mine (but not intra-mine transportation costs).  In the event of a sale made pursuant to a long-term contract where a deposit is made, such deposit shall be treated as a Gross Sale.

e.                                       “Potash Sharing Agreement” means that certain Potash Sharing Agreement dated as of July 27, 2011, among the Company, James Marlin Gale, Evelyn W. Lucking, David Glen Spurlock, Ransom Theodore Spurlock, Robert H.W.W. Spurlock, Vincent Pride Spurlock, Nancy Elizabeth Winn (collectively, the “SL Group”), American General Life Insurance Company, a Texas corporation (“AIG”) and Pap and Pop Family Ltd., a Texas limited partnership, and 3MKJ LP, a Texas limited partnership (collectively, the “Hortenstine Group”).

9.                                      Grant of Royalty.

a.                                      In accordance with the terms and conditions of the Original Agreement as amended by the First Amendment and this Royalty Agreement the Company has granted, sold and conveyed and by these presents does grant, sell and convey unto Karlsson (i) an undivided two percent (2%) of one hundred percent (100%) of the Gross Sales of all Authorized Minerals sold by the Company from the Apache Lands plus (ii) an amount equal to twenty-five percent (25%) of all amounts received by the Company from HNZ pursuant to the Agreement dated April 23, 2012 by and between HNZ and AWP (the “HNZ Royalties”), a copy of which is attached to the Original Agreement (collectively, the “Royalty”).

b.                                      Any Royalty paid pursuant to this Royalty Agreement shall be pari passu with payment of a royalty of not more than 1% of its Gross Sales of Authorized Minerals to each of Buffalo Management LLC and Grand Haven Energy, LLC and its obligations to the SL Group, AIG and the Hortenstine Group under the Potash Sharing Agreement (collectively, the “Other Royalty Holders”).

c.                                       The Royalty shall be calculated quarterly as of the last day of March, June, September and December; provided, however, that a Royalty, if any, paid upon written off receivables shall be credited to the next calendar quarter.  Royalty payments for each preceding calendar quarter shall be paid in arrears within forty-five (45) days of the end of each of June, September, and December and within ninety (90) days of the end of each March, by the Company to Karlsson.

d.                                      The Royalty shall be paid in U.S. dollars, without demand, notice, setoff or reduction, by wire transfer in good and immediately available U.S. funds to such account or accounts as the Karlsson may from time to time designate in writing.

e.                                       The Company may, in the good faith exercise of its reasonable discretion, modify and amend its existing leases applicable to the Apache Lands and release portions of the Apache Lands (the “Released Areas”) from such leases and/or replace such Released Areas with other real property owned by the applicable lessors (the “Replacement Areas”) on which the Company will in the immediate future conduct mining of Authorized Minerals and in connection therewith shall add any such Replacement Areas to the Apache Lands and remove any such Released Areas from the Apache Lands.

f.                                        Concurrently with each quarterly payment, the Company shall cause to be provided to Karlsson (i) a quarterly statement setting forth for that quarter the finished tons of all Authorized Minerals, the Company’s Gross Sales and the HNZ Royalties received by the Company; (ii) the payments made to the Other Royalty Holders; and (iii) the calculation of the Royalty payable to Karlsson.

g.                                       In addition to the quarterly statements, within ninety (90) days after the end of each March, the Company shall provide an audited annual report of all of its operations consisting of a summary of the preceding year’s activities with respect to the Apache Lands insofar as those activities are relevant to the calculation of the Royalty.

h.                                      The following events shall be deemed to be “Reportable Events:” (i) the acquisition of an interest in any land or other real property interests by the Company or any of its Affiliates; (ii) the release of any Released Areas and the acquisition of any Replacement Areas; (iii) any modification to any existing leases, licenses, permits or other agreements pertaining to Authorized Minerals, whether in the name of the Company or any of its Affiliates; and (iv) any change of an operator that is engaged in extracting, mining, processing or producing Authorized Minerals (an “Operator”).  Within thirty (30) days after each Reportable Event the Company shall provide Karlsson with a reasonable written description of the event.

i.                                          Any Royalty payment that is not paid when due shall accrue interest at an annual rate equal to the prime rate as published in the Wall Street Journal plus 5%, compounded monthly, which shall be payable on demand.

j.                                         Nothing herein shall be deemed to create any ownership interests of Karlsson in the Authorized Minerals or the Apache Lands or in any other real property owned, leased, or otherwise subject to a license, permit or other agreement benefitting the Company.

10.                               Representations and Warranties.  The Company hereby represents and warrants to Karlsson that as of the date of this Agreement (a) the Company is duly formed, validly existing and in good standing and has all requisite power and authority to enter into and perform its obligations under this Royalty Agreement; (b) the consummation of the transactions contemplated by this Royalty Agreement will not violate nor be in conflict with any provision of the Company’s certificate of formation, limited liability company agreement, or any agreement or instrument, to which the Company is a party or is bound, or any judgment, decree, order, writ, injunction, statute, rule or regulation applicable to the Company; (c) the execution, delivery and performance of this Royalty Agreement, and the transactions contemplated hereby, have been duly and validly authorized by all requisite action on the part of the Company; (d) neither the Company nor any of its Affiliates except AWP owns any land, leasehold interest, license or permit for the use of lands for the extracting, mining or processing of Authorized Minerals; (e) the Company is in compliance in all material respects with all material requirements of applicable law; and (f) any payment that the Company was required to make, on or before the date hereof, to the Arizona State Land Department with respect to the Apache Lands was made in full to such agency on or before the due date applicable to such payment.

11.                               Books and Records/Inspection.  The Company shall, and shall cause any Operator that enters into an agreement with the Company or any of its Affiliates, to permit Karlsson and any of its authorized representatives, at Karlsson’s cost and expense, to inspect the Company’s and such Operator’s financial accounting records (including without limitation, any records and data that are maintained electronically), and in conjunction with such inspection to make copies and take extracts therefrom and to discuss with the Company and such Operator the calculations of the Royalty and Gross Sales; provided, however that such inspection shall take place at reasonable times during normal business hours and not more often than once per calendar quarter.  The Company shall cause that all of its books and records and those used by any such Operator to calculate the Royalty and Gross Sales to be kept according to the U.S. generally accepted accounting principles consistently applied.  In the event that any Affiliate conducts mining operations on the Apache Lands to extract, mine, process or produce and sell Authorized Minerals said Affiliate shall also comply with the terms of this Section 5.

12.                               Other Important Terms.

a.                                      Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 6.a):

If to Karlsson:	The Karlsson Group, Inc. 18 Ozone Avenue Venice, CA 90291 Facsimile: 310-933-0262 Email: sevenciel@ca.rr.com Attention: Michael Stone

with a copy, which shall not constitute notice, to:	Law Offices of Richard C. Weisberg 33 Derwen Road Bala Cynwyd, PA 19004 Facsimile 215-689-1504 Email: weisberg@weisberg-law.com Attention: Mr. Richard Weisberg

If to the Company or Prospect:	Prospect Global Resources, Inc. 1621 18th Street, Suite 260 Denver, CO 80202 Facsimile: 720-294-0402 Email: DBarber@prospectGRI.com Attention: Mr. Damon Barber

with a copy, which shall not constitute notice, to:	Eisner, Kahan & Gorry, P.C. 9601 Wilshire Boulevard, Suite 700 Beverly Hills, CA 90210 Facsimile: 310-855-3201 Email: meisner@eisnerlaw.com Attention: Mr. Michael Eisner

b.                                      Construction; Representation by Counsel.  The Parties acknowledge and agree that they have been represented and advised by counsel in connection with the negotiation and preparation of this Royalty Agreement, and this Royalty Agreement shall be deemed to have been drafted jointly by the Parties, notwithstanding that one Party or the other may have performed the actual drafting hereof.  This Royalty Agreement shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against any Party, and as a whole, giving effect to all the terms, conditions and provisions hereof.  Whenever the context may require, any provisions used in this Royalty Agreement shall include the corresponding masculine, feminine, or neuter forms.

c.                                       Headings.  The headings in this Royalty Agreement are for reference only and shall not affect the interpretation of this Royalty Agreement.

d.                                      Severability.  If any provision of this Royalty Agreement is held invalid or unenforceable, such decision shall not affect the validity or enforceability of any other provision of this Royalty Agreement, all of which other provisions shall remain in full force and effect.

e.                                       Merger.  This Royalty Agreement amends the Original Agreement and First Amendment, and except as otherwise provided in Section 12(b) of the Extension Agreement contains the entire agreement between the Parties with respect to the transactions contemplated hereby, and supersedes all prior negotiations, agreements, representations, warranties, commitments, whether in writing or oral.  Except as otherwise provided in Section 3.e, this Royalty Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party hereto.  In the event of a conflict between the terms and provisions of the Royalty Agreement and the terms and provisions of the Original

Agreement and First Amendment, the terms and provisions of this Royalty Agreement shall govern.

f.                                        Successors and Assigns.  This Royalty Agreement shall run with the land and be binding upon the successors and assigns of the Company as owners of any of the land or real property interests described as the Apache Lands or the Replacement Areas and shall inure to the benefit of Karlsson and its successors and assigns.

g.                                       Waiver.  No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving.  No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver.  No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Royalty Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

h.                                      Governing Law; Submission to Jurisdiction.  This Royalty Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona without giving effect to any choice or conflict of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Arizona.  The Parties consent to the sole and exclusive jurisdiction and venue in the Federal or State courts in Arizona, and agree that all disputes based on or arising out of this Royalty Agreement shall only be submitted to and determined by said courts, which shall have sole and exclusive jurisdiction.

i.                                          Counterparts.  This Royalty Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Royalty Agreement as of the date first set forth above.

THE COMPANY:

APACHE COUNTY LAND & RANCH, LLC,
a Nevada limited liability company

By:
Name:
Title

State of California	)
) SS.
County of Los Angeles	)

On                           , 2014 before me,                                                                                                              personally appeared                                                                                                       who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

KARLSSON:

THE KARLSSON GROUP, INC.,
an Arizona corporation

By:
Name:
Title:

State of California	)
) SS.
County of Los Angeles	)

On                                 , 2014 before me,                                                                                                              personally appeared                                                                                                       who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	(Seal)

EXHIBIT A

APACHE LAND LEGAL DESCRIPTION

Parcel No. 1:

The Northwest quarter of the Southeast quarter;  the Southwest quarter of the Southeast quarter; the Northeast quarter of the Southwest quarter; the Southeast quarter of the Southwest quarter and the South half of the North half of the Northwest quarter of the Southwest quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT ½ all oil, gas, coal and other hydrocarbon substances as reserved in Deed recorded in Docket 14, page 556, records of Apache County, Arizona.

Parcel No. 2:

The Northwest quarter of the Southwest quarter of Section 9, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 3:

The Northeast quarter of the Northeast quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all mineral and mineral rights in, on or under said land, including, but not limited to oil, gas, coal, uranium, thorium or any other minerals, which are or may be determined to be essential in the production of fissionable materials.

Parcel No. 4:

The Northeast quarter of the Southwest quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County;

EXCEPT all oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 6 of Deeds, page 282, records of Apache County, Arizona;

EXCEPT ½ oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 14 of Deeds, page 556, records of Apache County, Arizona;

EXCEPT 50% minerals, gas and other substances as reserved in Deed recorded in Docket 165, page 319, records of Apache County, Arizona;

EXCEPT mineral and mineral rights as reserved in Deed recorded in Docket 185, page 126 and Docket 195, page 231, records of Apache County, Arizona.

Parcel No 5:

The Southeast quarter of the Southeast quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County;

EXCEPT all oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 6 of Deeds, page 282, records of Apache County, Arizona;

EXCEPT ½ oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 14 of Deeds, page 556, records of Apache County, Arizona;

EXCEPT 50% minerals, gas and other substances as reserved in Deed recorded in Docket 165, page 319, records of Apache County, Arizona;

EXCEPT mineral and mineral rights as reserved in Deed recorded in Docket 185, page 126 and Docket 195, page 231, records of Apache County, Arizona.

Parcel No. 6:

The Northwest quarter of the Northwest quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and other hydrocarbon substances and all minerals whatsoever found or which may hereafter be found upon or under said land as reserved by previous owners.

Parcel No. 7:

The Southwest quarter of the Northwest quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and other hydrocarbon substances and all minerals whatsoever found or which may hereafter be found upon or under said land as reserved by previous owners.

Parcel No. 8:

The Southeast quarter of the Northeast quarter of Section 1, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County;

EXCEPT all oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 6 of Deeds, page 282, records of Apache County, Arizona;

EXCEPT ½ oil, gas, coal and hydrocarbon substances as reserved in Deed recorded in Book 14 of Deeds, page 556, records of Apache County, Arizona;

EXCEPT 50% minerals, gas and other substances as reserved in Deed recorded in Docket 165, page 319, records of Apache County, Arizona;

EXCEPT all mineral and mineral rights as reserved in Deed recorded in Docket 185, page 126 and Docket 195, page 231, records of Apache County, Arizona.

Parcel No. 9:

The East half of the Southwest quarter of the Northeast quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 10:

The East half of the Southwest quarter of the Northwest quarter and The South 528 feet of the West half of the Southwest quarter of the Northwest quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 11:

The North 792 feet of the West half of the Southwest quarter of the Northwest quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 12:

The South half of the Northwest quarter of the Southwest quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona; (also known as the South half of Parcel 729)

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 13:

The Southeast quarter of the Southeast quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona; (also known as Parcel 733)

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 14:

The East half of the Northeast quarter of Southeast quarter and The South 528 feet of the West half of the Northeast quarter of the Southeast quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 15:

The North 729 feet of the West half of the Northeast quarter of the Southeast quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 16:

The Southeast quarter of the Northeast quarter of Section 3, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona; (also known as of Parcel 725)

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 17:

The Northwest quarter of the Northwest quarter of Section 9, Township 17 North, Range 26 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal or other hydro-carbon substances and all minerals whatsoever as reserved in Deed recorded in Docket 143, page 512, records of Apache County, Arizona.

Parcel No. 18:

The Southeast quarter of the Southwest quarter of Section 31, Township 18 North, Range 28 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and minerals, whatsoever, already found or which may hereafter be found, upon or under said land as reserved in Deed recorded in Book 31 of Deeds, page 595, records of Apache County, Arizona.

Parcel No. 19:

The South half of the North half of the Southeast quarter and the South half of the Southeast quarter of Section 33, Township 18 North, Range 28 East, of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and minerals, whatsoever, already found or which may hereafter be found, upon or under said land as reserved in Deed recorded in Book 31 of Deeds, page 595, records of Apache County, Arizona.

Parcel No. 20:

The Southeast quarter of the Southeast quarter of Section 33, Township 18 North, Range 26 East of the Gila and Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and other hydrocarbon substances and all minerals whatsoever found or which may hereafter be found upon or under said land as reserved or conveyed by out prior owners.

Parcel No. 21:

The Southeast quarter of the Southwest quarter of Section 31, Township 18 North, Range 28 East, of the Gila and Salt River Base and Meridian, Apache County, Arizona;

EXCEPT all oil, gas, coal and minerals, whatsoever, already found or which may hereafter be found, upon or under said land as reserved in Deed recorded in Book 31 of Deeds, page 595, records of Apache County, Arizona.

Parcel No. 22:

The Southwest quarter of the Southwest quarter of Section 3, Township 17 North, Range 26 East of the Gila Salt River Base and Meridian, Apache County, Arizona;

EXCEPT oil, gas and minerals as reserved in Deed recorded in Docket 14, page 556, records of Apache County, Arizona.